                                                                   EXHIBIT 10.15

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This FIRST AMENDMENT TO CREDIT AGREEMENT (together with all amendments and modifications, the "Agreement"), dated as of December ___, 1998, is by and among TUFCO, L.P. a Delaware limited partnership (the "Borrower"), TUFCO TECHNOLOGIES, INC., a Delaware corporation ("Parent"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association ("Chase"), and FIRST UNION NATIONAL BANK, a national banking association ("FUNB") (Chase and FUNB, collectively, the "Banks"), individually and in its capacity as agent for the Banks (the "Agent").

                                   BACKGROUND

         A. The Banks, the Borrower and Parent entered into that certain Credit Agreement, dated as of August 28, 1998 (together with all amendments and modifications thereto, the "Credit Agreement"), pursuant to which each of the Banks agreed: (i) to make available to the Borrower a revolving credit facility in a maximum aggregate principal amount of $4,500,000 (the "Revolver") and (ii) to make a term loan to the Borrower in the initial aggregate principal amount of $5,325,000 (the "Term Loan") (the Revolver and the Term Loan, collectively, the "Loans").

         B. In connection with the Credit Agreement and in order to evidence the Loans, the Borrower executed and delivered to the Banks those certain Revolving Notes, dated as of August 28, 1998, and those certain Term Notes, dated as of August 28, 1998 (together with all amendments and modifications thereto, the "Notes").

         C. In connection with the Credit Agreement and the Notes and in order to secure its obligations thereunder, the Borrower executed and delivered to the Agent that certain Security Agreement, dated as of August 28, 1998 (together with all amendments and modifications thereto, collectively, the "Security Agreement").

         D. In connection with the Credit Agreement and the Notes and in order to secure the Borrower's obligations thereunder, Tufco Technologies, Inc., a Delaware corporation, Tufco Tech, Inc., a Delaware corporation, Technologies I, Inc., a Delaware corporation, Tufco, Inc., a Delaware corporation, TFCO, Inc., a Delaware corporation, and Foremost Manufacturing Company, Inc., a Missouri corporation (collectively, the "Guarantors") executed and delivered to the Agent that certain Guaranty Agreement dated August 28, 1998 (the "Guaranty").

         E. In connection with the Guaranty and in order to secure the Guarantor's obligations thereunder, each of the Guarantors executed and delivered to the Agent that certain Guarantor Security Agreement dated as of August 28, 1998 (the "Guarantor Security Agreement").

         F. The Credit Agreement, the Notes, the Security Agreement, the Guaranty, the Guarantor Security Agreement and all of the documents, instruments and agreements executed and delivered in connection therewith, together with all amendments and modifications thereto, shall be referred to hereinafter as the "Loan Documents."

         G. The Banks and the Borrower, pursuant to the terms hereof, wish to amend certain of the terms of the Loan Documents.

         NOW, THEREFORE, incorporating the foregoing Background herein by reference and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

               1. DEFINED TERMS. Terms used herein which are capitalized but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

               2.   AMENDMENTS.

                    (a) Section 12.1 of the Credit Agreement, is hereby amended and restated to read in its entirety as follows:

               "Consolidated Tangible Net Worth. Parent will at all times maintain a Consolidated Tangible Net Worth in an amount not less than the sum of (a) Thirteen Million One Hundred Thousand Dollars ($13,100,000); plus (b) fifty percent (50%) of Parent's net income determined on a consolidated basis in accordance with GAAP for each Fiscal Quarter to have completely elapsed since September 30, 1998; plus (c) one hundred percent (100%) of the net cash proceeds of any sale of securities or other cash contributions to the capital of the Parent received by Parent since September 30, 1998, calculated without duplication. If Parent's consolidated net income for a Fiscal Quarter is zero or less, no adjustment to the requisite level of Consolidated Tangible Net Worth shall be made. "Consolidated Tangible Net Worth" means, at any particular time, the sum of (a) all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of Parent and the Subsidiaries; minus (b) the amount by which stockholders' equity has been increased by the write-up of any asset of the Parent and the Subsidiaries after September 30, 1998; minus (c) the amount of intangible assets carried on the balance sheet of the Parent and the Subsidiaries at such date determined in accordance with GAAP on a consolidated basis, including goodwill, patents, trademarks, trade names, organizational expense, deferred financing charges, debt acquisition cost, computer software development costs, start-up costs, pre-opening costs, prepaid pension costs, or any other deferred charges; minus (d) the amount of deferred income tax assets (less adjustments included in Consolidated Net Income after September 30, 1998); minus (e) any capital stock or debt security which is not readily marketable; minus (f) any cash held in a sinking fund or other analogous fund established for the purpose of redemption, retirement or prepayment of capital stock or Debt; minus (g) the cumulative translation adjustments (less adjustments included in Consolidated Net Income after September 30, 1998); minus (h) the amount at which shares of capital stock of the Parent is contained among the assets on the balance sheet of the Parent and the Subsidiaries; minus
               (i) to the extent included in clause (a) the amount properly attributable to the minority interests, if any, of other Persons in the stock, additional paid-in capital, and retained earnings of Subsidiaries."

               3. CONDITIONS PRECEDENT. The effectiveness of this Agreement and the Banks' obligations hereunder are conditioned upon the satisfaction of the following conditions precedent:

                    (a) Each of the Borrower and Parent shall have delivered to the Agent this Agreement duly executed by each of them.

                    (b) Each of the Guarantors shall have delivered to the Agent the reaffirmation of their obligations set forth following this Agreement duly executed by each of them.

                    (c) Chase shall have delivered to the Agent this Agreement duly executed by it and FUNB shall have duly executed this Agreement, individually and as Agent.

               4. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks to enter into this Agreement, the Borrower and Parent hereby represent and warrant to the Banks as follows:

                    (a) The representations and warranties contained in the Loan Documents are true and correct on and as of the date of this Agreement and after giving effect hereto, no Event of Default will be in existence or will occur as a result of giving effect hereto.

                    (b) The Borrower and Parent each have the power to execute, deliver and perform this Agreement and each of the documents, instruments and agreements to be executed or delivered in connection herewith and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each of the documents, instruments and agreements executed or delivered in connection herewith and the performance of the Credit Agreement as amended hereby.

               5. REAFFIRMATION. Except as amended hereby, all of the terms, covenants and conditions of the Credit Agreement and each of the other Loan Documents (including, but not limited to, provisions relating to any authority granted to the Banks to confess judgment against the Borrower and any waiver of the right to trial by jury) are ratified, reaffirmed and confirmed and shall continue in full force and effect as therein written and are not intended to be re-enacted as of the above date, but rather to be effective as of the original date of such documents.

               6. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Banks and their respective successors and assigns; provided, however, that the Borrower may not assign any of its rights, nor delegate any of its obligations, under this Agreement without the prior written consent of the Banks and any purported assignment or delegation absent such consent shall be void. The Banks may at any time assign or otherwise transfer (by participation or otherwise) any or all of their rights, or delegate any or all of its obligations, hereunder, as provided in the Credit Agreement.

               7. COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. This Agreement shall be deemed to have been executed and delivered when the Agent has received counterparts hereof executed by all parties listed on the signature page(s) hereto.

               8. AMENDMENT AND WAIVER. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in a writing and signed by the parties hereto.

               9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

               10. SEVERABILITY. Any provision of this Agreement that is held to be inoperative, unenforceable, voidable or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that or any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

               11. JUDICIAL PROCEEDINGS. Each party to this Agreement agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party, on or with respect to this Agreement, the documents, instruments and agreements executed in connection herewith, the Loan Documents or the dealings of the parties with respect hereto and thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDINGS. Further, each party waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or dames other than, or in addition to, actual damages. THE BORROWER ACKNOWLEDGE AND AGREE THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT THE BANKS WOULD NOT ENTER INTO THIS AGREEMENT IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                       BORROWER:
                                       ---------

                                       TUFCO, L.P.

                                       By: Tufco Tech, Inc.,
                                           its Managing General Partner

                                           By: /s/ GREG WILEMON
                                              ----------------------------------
                                           Name: Greg Wilemon
                                           Title: CFO/COO

                                       PARENT:
                                       -------

                                       TUFCO TECHNOLOGIES, INC.


                                       By: /s/ GREG WILEMON
                                          --------------------------------------
                                       Name: Greg Wilemon
                                       Title: CFO/COO

                                       AGENT:
                                       ------

                                       FIRST UNION NATIONAL BANK, individually
                                       as a Bank and as the Agent


                                       By: /s/ RICHARD J BANNING
                                          --------------------------------------
                                       Name: Richard J. Banning
                                       Title: Assistant Vice President

                                       OTHER BANK:
                                       -----------

                                       CHASE BANK OF TEXAS, NATIONAL
                                       ASSOCIATION


                                       By: /s/ DAVID L. HOWARD
                                          --------------------------------------
                                       Name: David L. Howard
                                       Title: Vice President


               The undersigned Guarantors, each of whom have guaranteed the obligations of the Borrower under the Credit Agreement pursuant to the Guaranty, hereby acknowledge that they have read and understand the provisions of this Amendment, including without limitation the revised financial covenant set forth in Section 12.1, and do hereby consent and agree to the Borrower's execution and delivery of the First Amendment to Credit Agreement; and each of the undersigned Guarantors hereby reaffirms, ratifies and confirms all of their respective obligations under the Guaranty in favor of the Banks (the "Reaffirmed Agreements") as if such Reaffirmed Agreements had been executed on the date hereof.




GUARANTORS:

TUFCO TECHNOLOGIES, INC.               TUFCO TECH, INC.


By: /s/ GREG WILEMON                   By: /s/ GREG WILEMON
   --------------------------------       ---------------------------------
   Name:  Greg Wilemon                 Name:   Greg Wilemon
   Title:  CFO/COO                     Title:  CFO/COO

TECHNOLOGIES I, INC.                   TUFCO, INC.


By: /s/ KATHY MANOS                    By: /s/ KATHY MANOS
   --------------------------------       ---------------------------------
   Name: Kathy Manos                   Name: Kathy Manos
   Title: President                    Title: President

TFCO, INC.                             FOREMOST MANUFACTURING
                                       COMPANY, INC.


By: /s/ KATHY MANOS                    By: /s/ GREG WILEMON
   --------------------------------       ---------------------------------
   Name: Kathy Manos                   Name: Greg Wilemon
   Title: President                    Title: CFO/COO

STATE OF TEXAS          :
                        : SS
COUNTY OF DALLAS        :

               On this 18 day of December, A.D., 1998, before me, a Notary Public, the undersigned officer, personally appeared Greg Wilemon, who acknowledged himself/herself to be CFO/COO of Tufco Tech, Inc., Managing Partner of Tufco, L.P. and that he/she as such CFO/COO, being authorized to do so, executed the foregoing Amendment for the purpose therein contained by signing the name of Tufco Tech, Inc. by himself/herself as CFO/COO thereof.

               WITNESS, my hand and Notarial seal, the day and year aforesaid.


                                       /s/ CYNTHIA SPIKER
[SEAL]                                 ------------------------------------
                                       Notary Public

My Commission Expires:
     03-28-00


STATE OF TEXAS          :
                        : SS
COUNTY OF DALLAS        :

               On this 18 day of December, A.D., 1998, before me, a Notary Public, the undersigned officer, personally appeared Greg Wilemon, who acknowledged himself/herself to be CFO/COO of Tufco Tech, Inc. and that he/she as such CFO/COO, being authorized to do so, executed the foregoing Amendment for the purpose therein contained by signing the name of the corporation by himself/herself as CFO/COO thereof.

               WITNESS, my hand and Notarial seal, the day and year aforesaid.


                                       /s/ CYNTHIA SPIKER
                                       ------------------------------------
                                       Notary Public

My Commission Expires:
     03-28-00                          [SEAL]

STATE OF TEXAS          :
                        : SS
COUNTY OF DALLAS        :

               On this 18 day of December, A.D., 1998, before me, a Notary Public, the undersigned officer, personally appeared Kathy Manos, who acknowledged himself/herself to be President of Technologies I, Inc. and that he/she as such President, being authorized to do so, executed the foregoing Amendment for the purpose therein contained by signing the name of the corporation by himself/herself as President thereof.

               WITNESS, my hand and Notarial seal, the day and year aforesaid.


                                       /s/ CYNTHIA SPIKER
[SEAL]                                 ------------------------------------
                                       Notary Public

My Commission Expires:
     03-28-00

STATE OF TEXAS          :
                        : SS
COUNTY OF DALLAS        :

               On this 18th day of December, A.D., 1998, before me, a Notary Public, the undersigned officer, personally appeared Kathy Manos, who acknowledged himself/herself to be President of Tufco, Inc. and that he/she as such President, being authorized to do so, executed the foregoing Amendment for the purpose therein contained by signing the name of the corporation by himself/herself as President thereof.

               WITNESS, my hand and Notarial seal, the day and year aforesaid.


                                       /s/ CYNTHIA SPIKER
                                       ------------------------------------
                                       Notary Public

My Commission Expires:
     03-28-00                          [SEAL]

STATE OF TEXAS          :
                        : SS
COUNTY OF DALLAS        :

               On this 18 day of December, A.D., 1998, before me, a Notary Public, the undersigned officer, personally appeared Kathy Manos, who acknowledged himself/herself to be President of TFCO, Inc. and that he/she as such President, being authorized to do so, executed the foregoing Amendment for the purpose therein contained by signing the name of the corporation by himself/herself as President thereof.

               WITNESS, my hand and Notarial seal, the day and year aforesaid.


                                       /s/ CYNTHIA SPIKER
[SEAL]                                 ------------------------------------
                                       Notary Public

My Commission Expires:
     03-28-00

STATE OF TEXAS          :
                        : SS
COUNTY OF DALLAS        :

               On this 18 day of December, A.D., 1998, before me, a Notary Public, the undersigned officer, personally appeared Greg Wilemon, who acknowledged himself/herself to be CFO/COO of Foremost Manufacturing Company, Inc. and that he/she as such CFO/COO, being authorized to do so, executed the foregoing Amendment for the purpose therein contained by signing the name of the corporation by himself/herself as CFO/COO thereof.

               WITNESS, my hand and Notarial seal, the day and year aforesaid.


                                       /s/ CYNTHIA SPIKER
                                       ------------------------------------
                                       Notary Public

My Commission Expires:
     03-28-00                          [SEAL]

STATE OF TEXAS          :
                        : SS
COUNTY OF DALLAS        :

               On this 18 day of December, A.D., 1998, before me, a Notary Public, the undersigned officer, personally appeared Greg Wileman, who acknowledged himself/herself to be CFO/COO of Tufco Technologies, Inc. and that he/she as such CFO/COO, being authorized to do so, executed the foregoing Amendment for the purpose therein contained by signing the name of the corporation by himself/herself as CFO/COO thereof.

               WITNESS, my hand and Notarial seal, the day and year aforesaid.


                                       /s/ CYNTHIA SPIKER
                                       ------------------------------------
                                       Notary Public

My Commission Expires:
     03-28-00